Exhibit 99.1

NEWS RELEASE
One Park Place, Suite 700 ● 621 Northwest 53rd Street ● Boca Raton, Florida 33487 ● www.geogroup.com

THE GEO GROUP REPORTS FOURTH QUARTER AND YEAR-END 2015 RESULTS

•	4Q15 Normalized FFO of $0.80 per Diluted Share

•	4Q15 AFFO of $0.97 per Diluted Share

•	4Q15 EPS of $0.59 per Diluted Share

•	Issues 2016 AFFO Guidance of $3.52 to $3.62 per Diluted Share

•	2016 EPS Guidance of $1.94 to $2.04 per Diluted Share; Reflects Approx. $5.0 Million

in Incremental Non-Cash Interest Expense Related to Ravenhall Prison Project in Australia

Boca Raton, Fla. – February 17, 2016 — The GEO Group, Inc. (NYSE: GEO) (“GEO”), a fully integrated equity real estate investment trust (“REIT”) specializing in the design, financing, development, and operation of correctional, detention, and community reentry facilities around the globe, reported today its financial results for the fourth quarter and full-year 2015.

Fourth Quarter 2015 Highlights

•	Net Income Attributable to GEO of $0.59 per Diluted Share

•	Net Operating Income of $142.5 million

•	Normalized FFO of $0.80 per Diluted Share

•	AFFO of $0.97 per Diluted Share

For the fourth quarter 2015, GEO reported Normalized Funds From Operations (“Normalized FFO”) of $58.9 million, or $0.80 per diluted share, compared to $51.9 million, or $0.70 per diluted share, for the fourth quarter 2014. GEO reported fourth quarter 2015 Adjusted Funds From Operations (“AFFO”) of $71.6 million, or $0.97 per diluted share, compared to $59.5 million, or $0.81 per diluted share, for the fourth quarter 2014. For the fourth quarter 2015, GEO reported Net Operating Income (“NOI”) of $142.5 million compared to $122.8 million for the fourth quarter 2014.

George C. Zoley, Chairman and Chief Executive Officer of GEO, said, “We are very pleased with our strong fourth quarter results as well as our outlook for 2016, which reflect continued growth in multiple market segments across our diversified business units of GEO Corrections & Detention and GEO Care. During 2015, we completed several important operational milestones with the integration of 6,500 owned beds acquired from LCS Corrections as well as the activation of more than 8,700 new and expansion beds. The significant level of new growth projects is indicative of the continued need for correctional and detention bed space across the United States and of GEO’s ability to provide tailored real estate, management, and programmatic solutions across the entire spectrum of correctional services. We continue to be focused on pursuing new growth opportunities and remain optimistic about the growth prospects for our company.”

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

GEO reported total revenues for the fourth quarter 2015 of $500.1 million up from total revenues of $427.7 million for the fourth quarter 2014. Fourth quarter 2015 revenues reflect $40.1 million in construction revenues associated with GEO’s contract for the development and operation of the new 1,300-bed Ravenhall Prison Facility in Australia (the “Ravenhall, Australia project”), which is lower than the $55 million GEO had previously anticipated and compares to $17.1 million in construction revenues for the fourth quarter 2014.

GEO reported fourth quarter 2015 net income attributable to GEO of $44.1 million, or $0.59 per diluted share, compared to $38.1 million, or $0.52 per diluted share, for the fourth quarter 2014.

Full-Year 2015 Highlights

•	Net Income Attributable to GEO of $1.88 per Diluted Share

•	Adjusted Net Income of $1.98 per Diluted Share

•	Net Operating Income of $511.9 million

•	Normalized FFO of $2.76 per Diluted Share

•	AFFO of $3.36 per Diluted Share

For the full-year 2015, GEO reported Normalized FFO of $204.3 million, or $2.76 per diluted share, compared to $197.6 million, or $2.72 per diluted share, for the full-year 2014. GEO reported AFFO for the full-year 2015 of $248.4 million, or $3.36 per diluted share, compared to $232.9 million, or $3.21 per diluted share, for the full-year 2014. For the full-year 2015, GEO reported NOI of $511.9 million compared to $471.7 million for the full-year 2014.

GEO reported total revenues for the full-year 2015 of $1.84 billion up from total revenues of $1.69 billion for the full-year 2014. Revenues for the full-year 2015 reflect $107.0 million in construction revenues associated with GEO’s contract for the development and operation of the Ravenhall, Australia project which is lower than the $122 million GEO had previously anticipated and compares to $56.0 million for the full-year 2014.

GEO reported net income attributable to GEO of $139.4 million, or $1.88 per diluted share, for the full-year 2015, compared to $143.9 million, or $1.98 per diluted share for the full-year 2014. GEO’s results for the full-year 2015 reflect approximately $2.2 million, net of tax, in mergers and acquisition related expenses and approximately $4.8 million, net of tax, in start-up expenses. Adjusting for these items, GEO reported adjusted net income of $1.98 per diluted share for the full-year 2015.

NOI, Funds From Operations (“FFO”), Normalized FFO, and AFFO are widely used non-GAAP supplemental financial measures of REIT performance. Please see the section of this press release below titled “Note to Reconciliation Tables and Supplemental Disclosure—Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines these supplemental Non-GAAP financial measures as well as Adjusted Net Income.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

2016 Financial Guidance

GEO issued its financial guidance for the full-year and the first quarter 2016. GEO expects full-year 2016 total revenues to be in a range of $2.18 billion to $2.20 billion, including approximately $278 million in construction revenue associated with GEO’s contract for the development and operation of the Ravenhall, Australia project. GEO expects its full-year 2016 AFFO to be in a range of $3.52 to $3.62 per diluted share. GEO expects EPS for the full year 2016 to be in a range of $1.94 to $2.04 per diluted share, which reflects approximately $5.0 million in incremental non-cash interest expense related to the Ravenhall, Australia project.

For the first quarter 2016, GEO expects total revenues to be in a range of $534.0 million to $539.0 million, including approximately $63.0 million in construction revenue associated with GEO’s contract for the development and operation of the Ravenhall, Australia project. GEO expects first quarter 2016 AFFO to be in a range of $0.82 to $0.84 per diluted share. GEO expects first quarter 2016 EPS to be in a range of $0.43 to $0.45 per diluted share. GEO’s first quarter 2016 guidance reflects approximately $0.01 to $0.02 per diluted share in start-up expenses related to the activation of the 3,400-bed Arizona State Prison-Kingman.

Compared to fourth quarter 2015 results, first quarter 2016 guidance reflects normal seasonal fluctuations in federal populations as well as approximately $0.08 to $0.09 per diluted share in additional employment tax expense as a result of the seasonality in unemployment taxes, which are front-loaded in the first quarter of the year.

Additionally, fourth quarter 2015 results reflect a one-time positive impact to earnings related to the timing of activation of the previously disclosed new family case management contract for GEO Care and the 626-bed expansion of the Karnes County Residential Center, which was incremental to the normalized earnings contribution from these two projects. Fourth quarter 2015 results also reflect $4.6 million in one-time exit charges related to non-core operating leases, which are reflected in general and administrative expenses.

Quarterly Dividend

On February 3, 2016, GEO’s Board of Directors declared a quarterly cash dividend of $0.65 per share. The quarterly cash dividend will be paid on February 26, 2016 to shareholders of record as of the close of business on February 16, 2016. The declaration of future quarterly cash dividends is subject to approval by GEO’s Board of Directors and to meeting the requirements of all applicable laws and regulations. GEO’s Board of Directors retains the power to modify its dividend policy as it may deem necessary or appropriate in the future.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

Reconciliation Tables and Supplemental Information

GEO has made available Supplemental Information which contains reconciliation tables of Net Income Attributable to GEO to Net Operating Income, EBITDA, and Adjusted EBITDA, and Net Income Attributable to GEO to FFO, Normalized FFO and AFFO along with supplemental financial and operational information on GEO’s business segments and other important operating metrics. A reconciliation table of Net Income Attributable to GEO to Adjusted Net Income is also presented herein. Please see the section of this press release below titled “Note to Reconciliation Tables and Supplemental Disclosure—Important Information on GEO’s Non-GAAP Financial Measures” for information on how GEO defines these supplemental Non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures. GEO’s Reconciliation Tables can be found herein and in GEO’s Supplemental Information which is available on GEO’s Investor Relations webpage at www.geogroup.com.

Conference Call Information

GEO has scheduled a conference call and simultaneous webcast for today at 11:00 AM (Eastern Time) to discuss GEO’s fourth quarter and year-end 2015 financial results as well as its progress and outlook. The call-in number for the U.S. is 1-877-250-1553 and the international call-in number is 1-412-542-4145. In addition, a live audio webcast of the conference call may be accessed on the Conference Calls/Webcasts section of GEO’s investor relations webpage at www.geogroup.com. A replay of the webcast will be available on the website for one year. A telephonic replay of the conference call will be available until March 2, 2016 at 1-877-344-7529 (U.S.) and 1-412-317-0088 (International). The participant passcode for the telephonic replay is 10080681.

About The GEO Group

The GEO Group, Inc. (NYSE: GEO) is the first fully integrated equity real estate investment trust specializing in the design, financing, development, and operation of correctional, detention, and community reentry facilities around the globe. GEO is the world’s leading provider of diversified correctional, detention, community reentry, and electronic monitoring services to government agencies worldwide with operations in the United States, Australia, South Africa, and the United Kingdom. GEO’s worldwide operations include the ownership and/or management of 104 facilities totaling approximately 87,000 beds, including projects under development, with a growing workforce of approximately 20,500 professionals.

Note to Reconciliation Tables and Supplemental Disclosure –

Important Information on GEO’s Non-GAAP Financial Measures

Net Operating Income, EBITDA, Adjusted EBITDA, Funds from Operations, Normalized Funds from Operations, Adjusted Funds from Operations, and Adjusted Net Income are non-GAAP financial measures that are presented as supplemental disclosures.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

GEO has presented herein certain forward-looking statements about GEO’s future financial performance that include non-GAAP financial measures, including, Net Operating Income, Adjusted EBITDA, FFO, Normalized FFO, and AFFO. The determination of the amounts that are excluded from these non-GAAP financial measures is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income amounts recognized in a given period. While we have provided a high level reconciliation for the guidance ranges for full year 2016, we are unable to present a more detailed quantitative reconciliation of the forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because management cannot reliably predict all of the necessary components of such GAAP measures. The quantitative reconciliation of the forward-looking GAAP financial measures will be provided for completed annual and quarterly periods, as applicable, calculated in a consistent manner with the quantitative reconciliation of non-GAAP financial measures previously reported for completed annual and quarterly periods.

Net Operating Income is defined as revenues less operating expenses, excluding depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax. Net Operating Income is calculated as net income attributable to GEO adjusted by subtracting net loss attributable to non-controlling interests, equity in earnings of affiliates, net of income tax provision, and by adding income tax (benefit) provision, interest expense, net of interest income, depreciation and amortization expense, general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax.

EBITDA is defined as Net Operating Income adjusted by subtracting general and administrative expenses, real estate related operating lease expense, and start-up expenses, pre-tax, and by adding equity in earnings of affiliates, pre-tax. Adjusted EBITDA is defined as EBITDA adjusted for net loss/income attributable to non-controlling interests, stock-based compensation expenses, pre-tax, and certain other adjustments as defined from time to time, including for the periods presented M&A related expenses, pre-tax, and start-up expenses, pre-tax. Given the nature of our business as a real estate owner and operator, we believe that EBITDA and Adjusted EBITDA are helpful to investors as measures of our operational performance because they provide an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We believe that by removing the impact of our asset base (primarily depreciation and amortization) and excluding certain non-cash charges, amounts spent on interest and taxes, and certain other charges that are highly variable from year to year, EBITDA and Adjusted EBITDA provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates and operating costs, providing a perspective not immediately apparent from income from continuing operations. The adjustments we make to derive the non-GAAP measures of EBITDA and Adjusted EBITDA exclude items which may cause short-term fluctuations in income from continuing operations and which we do not consider to be the fundamental attributes or primary drivers of our business plan and they do not affect our overall long-term operating performance. EBITDA and Adjusted EBITDA provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

Funds From Operations, or FFO, is defined in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income/loss attributable to common shareholders (computed in accordance with United States Generally Accepted Accounting Principles), excluding real estate related depreciation and amortization, excluding gains and losses from the cumulative effects of accounting changes, extraordinary items and sales of properties, and including adjustments for unconsolidated partnerships and joint ventures. Normalized Funds from Operations, or Normalized FFO, is defined as FFO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented M&A related expenses, net of tax, and start-up expenses, net of tax.

Adjusted Funds From Operations, or AFFO, is defined as Normalized FFO adjusted by adding non-cash expenses such as non-real estate related depreciation and amortization, stock based compensation expense, the amortization of debt issuance costs, discount and/or premium and other non-cash interest, and by subtracting recurring consolidated maintenance capital expenditures.

Adjusted Net Income is defined as Net Income Attributable to GEO adjusted for certain items which by their nature are not comparable from period to period or that tend to obscure GEO’s actual operating performance, including for the periods presented M&A related expenses, net of tax, and start-up expenses, net of tax.

Because of the unique design, structure and use of our correctional facilities, we believe that assessing the performance of our correctional facilities without the impact of depreciation or amortization is useful and meaningful to investors. Although NAREIT has published its definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations. We have modified FFO to derive Normalized FFO and AFFO that meaningfully reflect our operations. Our assessment of our operations is focused on long-term sustainability. The adjustments we make to derive the non-GAAP measures of Normalized FFO and AFFO exclude items which may cause short-term fluctuations in income from continuing operations but have no impact on our cash flows, or we do not consider them to be fundamental attributes or the primary drivers of our business plan and they do not affect our overall long-term operating performance.

We may make adjustments to FFO from time to time for certain other income and expenses that do not reflect a necessary component of our operational performance on the basis discussed above, even though such items may require cash settlement. Because FFO, Normalized FFO and AFFO exclude depreciation and amortization unique to real estate as well as non-operational items and certain other charges that are highly variable from year to year, they provide our investors with performance measures that reflect the impact to operations from trends in occupancy rates, per diem rates, operating costs and interest costs, providing a perspective not immediately apparent from income from continuing operations. We believe the presentation of FFO, Normalized FFO and AFFO provide useful information to investors as they provide an indication of our ability to fund capital expenditures and expand our business. FFO, Normalized FFO and AFFO provide disclosure on the same basis as that used by our management and provide consistency in our financial reporting, facilitate internal and external comparisons of our historical operating performance and our business units and provide continuity to investors for comparability purposes. Additionally, FFO, Normalized FFO and AFFO are widely recognized measures in our industry as a real estate investment trust.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

Safe-Harbor Statement

This press release contains forward-looking statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially affect actual results, including statements regarding financial guidance for the first quarter of 2016 and full year 2016, the assumptions underlying such guidance, and statements regarding future project activations and growth opportunities. Factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2016 given the various risks to which its business is exposed; (2) GEO’s ability to declare future quarterly cash dividends and the timing and amount of such future cash dividends; (3) GEO’s ability to successfully pursue further growth and continue to create shareholder value; (4) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (5) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (6) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (7) GEO’s ability to obtain future financing on acceptable terms; (8) GEO’s ability to sustain company-wide occupancy rates at its facilities; (9) GEO’s ability to access the capital markets in the future on satisfactory terms or at all; (10) GEO’s ability to remain qualified as a REIT; (11) the incurrence of REIT related expenses; and (12) other factors contained in GEO’s Securities and Exchange Commission periodic filings, including its Form 10-K, 10-Q and 8-K reports.

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

Fourth quarter and year-end 2015 financial tables to follow:

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Q4 2015	Q4 2014	FY 2015	FY 2014
Revenues	$500,127	$427,740	$1,843,307	$1,691,620
Operating expenses	365,977	311,503	1,363,782	1,245,700
Depreciation and amortization	28,129	24,202	106,756	96,171
General and administrative expenses	39,276	30,081	137,040	115,018

Operating income	66,745	61,954	235,729	234,731
Interest income	3,645	2,143	11,578	4,747
Interest expense	(27,525)	(24,706)	(106,136)	(87,368)

Income before income taxes and equity in earnings of affiliates	42,865	39,391	141,171	152,110
Provision for income taxes	434	3,031	7,389	14,093
Equity in earnings of affiliates, net of income tax provision	1,584	1,621	5,533	5,823

Income from Continuing Operations	44,015	37,981	139,315	143,840
Loss from Discontinued Operations, net of income tax provision (benefit)	—	—	—	—

Net income	44,015	37,981	139,315	143,840
Less: Net loss attributable to noncontrolling interests	43	70	123	90

Net income attributable to The GEO Group, Inc.	$44,058	$38,051	$139,438	$143,930

Weighted Average Common Shares Outstanding:
Basic	73,808	73,478	73,696	72,270
Diluted	74,059	73,784	73,995	72,547

Income per Common Share Attributable to The GEO Group, Inc. :

Basic:

Net income per share — basic	$0.60	$0.52	$1.89	$1.99

Diluted:

Net income per share — diluted	$0.59	$0.52	$1.88	$1.98

Reconciliation of Net Income Attributable to GEO to Adjusted Net Income

(In thousands, except per share data)

(Unaudited)

	FY 2015	FY 2014
Net Income attributable to GEO	$139,438	$143,930
Add:
Start-up expenses, net of tax	4,831	—
M&A related expenses, net of tax	2,232	—

Adjusted Net Income	$146,501	$143,930

Weighted average common shares outstanding - Diluted	73,995	72,547
Adjusted Net Income Per Diluted Share	$1.98	$1.98

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	As of
	December 31, 2015	December 31, 2014
ASSETS
Current Assets

Cash and cash equivalents	$59,638	$41,337
Restricted cash and investments	8,489	4,341
Accounts receivable, less allowance for doubtful accounts	314,097	269,038
Current deferred income tax assets	27,914	25,884
Prepaid expenses and other current assets	28,208	36,806

Total current assets	$438,346	$377,406

Restricted Cash and Investments	20,236	19,578
Property and Equipment, Net	1,916,386	1,772,166
Contract Receivable	174,141	66,229
Direct Finance Lease Receivable	1,826	9,256
Non-Current Deferred Income Tax Assets	7,399	5,873
Intangible Assets, Net (including goodwill)	839,586	649,165
Other Non-Current Assets	105,422	102,535

Total Assets	$3,503,342	$3,002,208

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities

Accounts payable	$77,523	$58,155
Accrued payroll and related taxes	48,477	38,556
Accrued expenses and other current liabilities	135,483	140,612
Current portion of capital lease obligations, long-term debt, and non-recourse debt	17,141	16,752

Total current liabilities	$278,624	$254,075

Non-Current Deferred Income Tax Liabilities	11,471	10,068
Other Non-Current Liabilities	87,694	87,429
Capital Lease Obligations	8,693	9,856
Long-Term Debt	1,875,556	1,462,819
Non-Recourse Debt	234,467	131,968
Shareholders’ Equity	1,006,837	1,045,993

Total Liabilities and Shareholders’ Equity	$3,503,342	$3,002,208

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

Reconciliation of Net Income Attributable to GEO to FFO, Normalized FFO, and AFFO

(In thousands, except per share data)

(Unaudited)

	Q4 2015	Q4 2014	FY 2015	FY 2014
Net Income attributable to GEO	$44,058	$38,051	$139,438	$149,930
Add:
Real Estate Related Depreciation and Amortization	14,933	13,422	57,758	52,960

Equals: NAREIT defined FFO	$58,991	$51,473	$197,196	$196,890

Add:
Start-up expenses, net of tax	—	—	4,831	—
M&A related expenses, net of tax	—	424	2,232	681

Equals: FFO, normalized	$58,991	$51,897	$204,259	$197,571

Add:
Non-Real Estate Related Depreciation & Amortization	13,196	10,780	48,998	43,211
Consolidated Maintenance Capital Expenditures	(5,622)	(7,871)	(23,551)	(23,277)
Stock Based Compensation Expenses	3,107	2,646	11,709	8,909
Amortization of debt issuance costs, discount and/or premium and other non-cash interest	1,977	2,000	6,963	6,453

Equals: AFFO	$71,650	$59,452	$248,378	$232,867

Weighted average common shares outstanding - Diluted	74,059	73,784	73,995	72,547

FFO/AFFO per Share - Diluted

Normalized FFO Per Diluted Share	$0.80	$0.70	$2.76	$2.72

AFFO Per Diluted Share	$0.97	$0.81	$3.36	$3.21

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

Reconciliation of Net Income Attributable to GEO to Net Operating Income and Adjusted EBITDA

(In thousands)

(Unaudited)

	Q4 2015	Q4 2014	FY 2015	FY 2014
Net income attributable to GEO	$44,058	$38,051	$139,438	$143,930
Less
Net loss attributable to noncontrolling interests	43	70	123	90

Net Income	$44,015	$37,981	$139,315	$143,840

Add (Subtract):
Equity in earnings of affiliates, net of income tax provision	(1,584)	(1,621)	(5,533)	(5,823)
Income tax provision	434	3,031	7,389	14,093
Interest expense, net of interest income	23,880	22,563	94,558	82,621
Depreciation and amortization	28,129	24,202	106,756	96,171
General and administrative expenses	39,276	30,081	137,040	115,018

Net Operating Income, net of operating lease obligations	$134,150	$116,237	$479,525	$445,920

Add:
Operating lease expense, real estate	8,397	6,532	27,765	25,759
Start-up expenses, pre-tax	—	—	4,658	—

Net Operating Income (NOI)	$142,547	$122,769	$511,948	$471,679

Subtract (Add):
General and administrative expenses	39,276	30,081	137,040	115,018
Operating lease expense, real estate	8,397	6,532	27,765	25,759
Start-up expenses, pre-tax	—	—	4,658	—
Equity in earnings of affiliates, pre-tax	(1,910)	(2,009)	(7,571)	(8,125)

EBITDA	$96,784	$88,165	$350,056	$339,027

Adjustments
Net loss attributable to noncontrolling interests	43	70	123	90
Stock based compensation expenses, pre-tax	3,107	2,646	11,709	8,909
Start-up expenses, pre-tax	—	—	4,658	—
M&A related expenses, pre-tax	—	589	2,174	1,121

Adjusted EBITDA	$99,935	$91,470	$368,720	$349,147

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations

NEWS RELEASE

2016 Outlook/Reconciliation

(In thousands, except per share data)

(Unaudited)

	Full Year 2016
Net Income	$143,500	to	$151,500
Real Estate Related Depreciation and Amortization	63,000		63,000

Funds from Operations (FFO)	$206,500	to	$214,500

Adjustments
Start-Up Expenses	1,000		1,000

Normalized Funds from Operations	$207,500	to	$215,500

Non-Real Estate Related Depreciation and Amortization	53,000		53,000
Consolidated Maintenance Capex	(24,000)		(24,000)
Non-Cash Stock Based Compensation and Non-Cash Interest Expense	25,500		25,500

Adjusted Funds From Operations (AFFO)	$262,000	to	$270,000

Net Cash Interest Expense	85,000		85,000
Consolidated Maintenance Capex	24,000		24,000
Income Taxes	15,000		15,000

Adjusted EBITDA	$386,000	to	$394,000

G&A Expenses	139,000		139,000
Non-Cash Stock Based Compensation	(13,500)		(13,500)
Real Estate Related Operating Lease Expense	50,000		50,000

Net Operating Income	$561,500	to	$569,500

FFO Per Diluted Share (Normalized)	$2.79	to	$2.89
AFFO Per Diluted Share	$3.52	to	$3.62
Weighted Average Common Shares Outstanding-Diluted	74,500	to	74,500

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Contact:	Pablo E. Paez	(866) 301 4436
Vice President, Corporate Relations